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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2000


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact name of Registrant as specified in its charter)


                                    Singapore
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                 (State or other jurisdiction of incorporation)



       0-23354                                                Not Applicable
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     (Commission                                              (IRS Employer
     File Number)                                           Identification No.)


11 Ubi Road 1, #07-01/02, Meiban Industrial Building, Singapore        408723
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           (Address of principal executive offices)                  (Zip Code)


                                  (65) 844-3366
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)




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ITEM 5:    OTHER EVENTS

On April 3, 2000, Flextronics International Ltd., a Singapore company ("Flextronics"), completed its merger with The DII Group, Inc. ("DII"). On April 7, 2000, Flextronics completed its merger with Palo Alto Products International Pte. Ltd. ("PAPI"). Each of these transactions was accounted for under the pooling-of-interests method of accounting. On June 13, 2000, Flextronics filed a Current Report on Form 8-K which included supplemental consolidated financial statements of Flextronics as of and for the year ended March 31, 2000, accounting for the mergers using the pooling-of-interests method of accounting. These consolidated financial statements become Flextronics' historical consolidated financial statements since financial statements covering the date of consummation of the business combinations have been issued. Included herein as Exhibit 99.03 are the consolidated financial statements of Flextronics as of March 31, 1999 and 2000 and for each of the three years in the period ended March 31, 2000. These consolidated financial statements give retroactive effect to the mergers with DII and with PAPI. Also, included herein as Exhibit 99.01 is the selected consolidated financial data, which is derived from the consolidated financial statements. Included herein as Exhibit 99.02 is Management's Discussion and Analysis of Results of Operations and Financial Condition, which relates to the consolidated financial statements.

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Exhibits.

           The following exhibits are filed with this filing:

           23.01           Consent of Arthur Andersen LLP, Independent Public
                           Accountants

           23.02           Consent of Deloitte & Touche LLP, Independent
                           Auditors

           23.03           Consent of PricewaterhouseCoopers LLP, Independent
                           Accountants

           99.01           Selected Consolidated Financial Data

           99.02 Management's Discussion and Analysis of Results of Operations and Financial Condition

           99.03           Consolidated Financial Statements:

                                Report of Arthur Andersen LLP, Independent
                                 Public Accountants
                                Report of Deloitte & Touche LLP, Independent
                                 Auditors
                                Report of PricewaterhouseCoopers LLP,
                                 Independent Accountants
                                Consolidated Balance Sheets
                                Consolidated Statement of Operations
                                Consolidated Statements of Comprehensive Income Consolidated Statements of Shareholders' Equity Consolidated Statements of Cash Flows
                                Notes to Consolidated Financial Statements

           (b)    Financial Statement Schedule.

           The following financial statement schedule is filed as part of this filing and should be read together with the consolidated financial statements of Flextronics, included elsewhere in this filing:

           Schedule II - Valuation and Qualifying Accounts.
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FLEXTRONICS INTERNATIONAL LTD.



Date:  September 19, 2000                   By:    /s/ Robert R.B. Dykes
                                                 -------------------------------
                                                 Robert R.B. Dykes
                                                 President, Systems Group and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

  Exhibit No.                           Description
  -----------                           -----------
     23.01      Consent of Arthur Andersen LLP, Independent Public Accountants

     23.02      Consent of Deloitte & Touche LLP, Independent Auditors

     23.03      Consent of PricewaterhouseCoopers LLP, Independent Auditors

     99.01      Selected Consolidated Financial Data

     99.02 Management's Discussion and Analysis of Results of Operations and Financial Condition

     99.03      Consolidated Financial Statements:

                    Report of Arthur Andersen LLP, Independent Public
                    Accountants
                    Report of Deloitte & Touche LLP, Independent Auditors
                    Report of PricewaterhouseCoopers LLP, Independent Auditors
                    Consolidated Balance Sheets
                    Consolidated Statement of Operations
                    Consolidated Statements of Comprehensive Income
                    Consolidated Statements of Shareholders' Equity
                    Consolidated Statements of Cash Flows
                    Notes to Consolidated Financial Statements